2016 PSEG Investor Conference NEW YORK – March 11, 2016 EXHIBIT 99

Forward-Looking Statement Certain of the matters discussed in this report about our and our subsidiaries' future performance, including, without limitation, future revenues, earnings, strategies, prospects, consequences and all other statements that are not purely historical constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those anticipated. Such statements are based on management's beliefs as well as assumptions made by and information currently available to management. When used herein, the words “anticipate,” “intend,” “estimate,” “believe,” “expect,” “plan,” “should,” “hypothetical,” “potential,” “forecast,” “project,” variations of such words and similar expressions are intended to identify forward-looking statements. Factors that may cause actual results to differ are often presented with the forward-looking statements themselves. Other factors that could cause actual results to differ materially from those contemplated in any forward-looking statements made by us herein are discussed in filings we make with the United States Securities and Exchange Commission (SEC) including our Annual Report on Form 10-K and subsequent reports on Form 10-Q and Form 8-K and available on our website: http://www.pseg.com. These factors include, but are not limited to: • adverse changes in the demand for or ongoing low pricing of the capacity and energy that we sell into wholesale electricity markets, • adverse changes in energy industry law, policies and regulations, including market structures and transmission planning, • any inability of our transmission and distribution businesses to obtain adequate and timely rate relief and regulatory approvals from federal and state regulators, including prudency reviews and disallowances, • any deterioration in our credit quality or the credit quality of our counterparties, • changes in federal and state environmental regulations and enforcement that could increase our costs or limit our operations, • adverse outcomes of any legal, regulatory or other proceeding, settlement, investigation or claim applicable to us and/or the energy industry, • changes in nuclear regulation and/or general developments in the nuclear power industry, including various impacts from any accidents or incidents experienced at our facilities or by others in the industry, that could limit operations or increase the cost of our nuclear generating units, • actions or activities at one of our nuclear units located on a multi-unit site that might adversely affect our ability to continue to operate that unit or other units located at the same site, • any inability to manage our energy obligations, available supply and risks, • delays or unforeseen cost escalations in our construction and development activities, or the inability to recover the carrying amount of our assets, • availability of capital and credit at commercially reasonable terms and conditions and our ability to meet cash needs, • increases in competition in energy supply markets as well as for transmission projects, • changes in technology, such as distributed generation and micro grids, and greater reliance on these technologies, • changes in customer behaviors, including increases in energy efficiency, net-metering and demand response, • adverse performance of our decommissioning and defined benefit plan trust fund investments and changes in funding requirements, • any equipment failures, accidents, severe weather events or other incidents that impact our ability to provide safe and reliable service to our customers, and any inability to obtain sufficient insurance coverage or recover proceeds of insurance with respect to such events, • acts of terrorism, cybersecurity attacks or intrusions that could adversely impact our businesses, • delays in receipt of necessary permits and approvals for our construction and development activities, • any inability to achieve, or continue to sustain, our expected levels of operating performance, • changes in the cost of, or interruption in the supply of, fuel and other commodities necessary to the operation of our generating units, • an extended economic recession, • an inability to realize anticipated tax benefits or retain tax credits, • challenges associated with recruitment and/or retention of a qualified workforce, and • changes in the credit quality and the ability of lessees to meet their obligations under our domestic leveraged leases. All of the forward-looking statements made in this report are qualified by these cautionary statements and we cannot assure you that the results or developments anticipated by management will be realized or even if realized, will have the expected consequences to, or effects on, us or our business prospects, financial condition or results of operations. Readers are cautioned not to place undue reliance on these forward-looking statements in making any investment decision. Forward-looking statements made in this report apply only as of the date of this report. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if internal estimates change, unless otherwise required by applicable securities laws. The forward-looking statements contained in this report are intended to qualify for the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

GAAP Disclaimer These materials and other financial releases can be found on the pseg.com website under the investor tab, or at http://investor.pseg.com/ PSEG presents Operating Earnings and Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) in addition to its Net Income reported in accordance with accounting principles generally accepted in the United States (GAAP). Operating Earnings and Adjusted EBITDA are non-GAAP financial measures that differ from Net Income. Operating Earnings exclude gains or losses associated with Nuclear Decommissioning Trust (NDT), Mark-to-Market (MTM) accounting, and other material one-time items. PSEG presents Operating Earnings because management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with GAAP. PSEG believes that the non-GAAP financial measure of Operating Earnings provides a consistent and comparable measure of performance of its businesses to help shareholders understand performance trends. PSEG is presenting Adjusted EBITDA because it provides investors with additional information to compare our business performance to other companies and understand performance trends. Adjusted EBITDA excludes the same items as our Operating Earnings measure as well as income tax expense, interest expense, depreciation and amortization and major maintenance expense costs at Power’s fossil generation facilities. This information is not intended to be viewed as an alternative to GAAP information. The last two slides in this presentation (Slides A and B) include a list of items excluded from Net Income to reconcile to Operating Earnings and Adjusted EBITDA with a reference to that slide included on each of the slides where the non-GAAP information appears.

2016 PSEG Conference Agenda Presentation Presenter Welcome and Introductions Kathleen Lally PSEG Ralph Izzo PSE&G Ralph LaRossa Q&A Session Break PSEG Power William Levis Power ER&T Shahid Malik Q&A Session Financial Review & Outlook Dan Cregg Summary and Q&A Conference Conclusion

STRATEGY – Growing high-quality, low-risk energy infrastructure company Chairman, president and chief executive Officer Ralph Izzo

Operational Excellence: Maintaining reliability and improving performance as we control costs in low price environment Financial Strength: Strong financial position supports investment program and dividend growth Disciplined Investment: Balanced business mix Robust pipeline of opportunities Results: 3rd year of EPS growth Continued dividend growth Best in class utility growth rate Addition of efficient CCGT capacity enhances market position DISCIPLINED INVESTMENT OPERATIONAL EXCELLENCE FINANCIAL STRENGTH ENGAGED WORKFORCE PSEG’s Strategy Investment program delivering results

Two strong businesses A stable platform, each with growth opportunities Strategy: Investment program enhances competitive position with addition of efficient, clean, reliable CCGT capacity Value Proposition: Provides substantial free cash flow in current environment and upside from market rule improvements Assets $12B Operating Earnings $653M Regional Competitive Generation Strategy: Investments aligned with public policy and customer needs Value Proposition: A ~$12 billion infrastructure program producing high single digit rate base growth through 2020 Assets $24B Operating Earnings $787M Electric & Gas Delivery and Transmission 2015 2015 Assets and operating earnings are for the year ended 12/31/2015. PSE&G and Power do not add to total due to parent AND PSEG Long island activity. See slide a for Items excluded from Income from Continuing Operations/net income to reconcile to Operating Earnings

Delivering on commitments and realizing growth Operational Excellence PSE&G: ReliabilityOne Mid-Atlantic Region’s Most Reliable Electric Utility (14th consecutive year), Electric Light & Power’s 2015 Utility of the Year, ReliabilityOne Outstanding Outage Response Time and Outstanding Customer Engagement PSEG Power: Record output from combined cycle units PSEG Long Island: Improved customer service and reliability while managing costs PSEG: Cost-control benefits continue Financial Strength Operating earnings for 2015 of $2.91 per share at upper end of guidance range Cash flows and business mix support strong credit ratings and ability to fully fund robust investment pipeline without issuing new equity Increased dividend in 2015 Disciplined Investment PSE&G capital program drives continued rate base growth over the 5-year period (2016-2020) with increased investment in Transmission, Energy Strong, Gas System Modernization Program, and Electric and Gas distribution Power capital program focusing on growth investments including Keys, Sewaren and Bridgeport Harbor, Nuclear and Fossil uprates, PennEast Pipeline, and Solar Source See slide a for Items excluded from Income from Continuing Operations/ NET INCOME to reconcile to Operating Earnings.

Focus on building a reliable, efficient, clean energy infrastructure 2011 2012 2013 2014 2015 Gas System Modernization Project (GSMP) and Energy Efficiency Extension II approved New generation build starts Power fleet transformation Solar Source portfolio reaches 277 MWDC*** Expanded investment programs focused on infrastructure upgrades, energy efficiency, and major transmission projects* Sale of Texas generating assets Nuclear license extensions and uprates Award winning Superstorm Sandy storm response restoring 2.1M customers Final federal approval for Susquehanna-Roseland transmission project 400 MW of new peaker capacity** Expanded Solar investment 90% nuclear capacity factor for 9th straight year Record output from Linden CCGT and Salem 2 Nuclear Unit Energy Strong program approved Advanced Gas Path uprates (through 2018) PSEG Long Island management contract effective Selected Accomplishments * Investment continued for Susquehanna-Roseland, Burlington-Camden, North Central Reliability, and started for Northeast Grid and Mickleton-Gloucester. ** Kearny and New Haven. *** AS OF MARCH 2016. Cost Control

Growth in capital spending aligned with customer needs 2016E -- 2020E*: ~$16.0 Billion 2011 – 2015: ~$14.3 Billion Power Total** $2.9B PSE&G Total $11.2B PSE&G Total $11.9B PSEG Capital Spending Power Total** $3.9B *Includes all planned spending. **Power capital spending excludes nuclear fuel. ***includes PennEast pipeline equity investment of $0.1B. E=estimate.

Building an efficient, clean, reliable energy platform Timeframe Actions taken 2011 – 2015: Transformed business mix Applied ~$14.3 billion towards investments Improved credit ratings Monetized Energy Holdings’ portfolio Strong balance sheet sustained during period of low power prices, while increasing the dividend 2016 – Forward: Strong financial position supports continued growth Continued dividend growth in 2016 ~$16 billion investment program through 2020 Utility investments focused on improving reliability and replacing aging infrastructure Continued investment in reliable and efficient energy infrastructure at Power Financial capability supports further expansion of the current capital plan

PSE&G’s investment program Meeting public policy goals and customer needs PSE&G Rate Base and Operating Earnings* *See slide a for Items excluded from Income from Continuing Operations/ NET INCOME to reconcile to Operating Earnings. Distribution rate base includes solar and energy efficiency 2011-2015 Operating EPS CAGR: 11%

Managing the total costs to customers while investing in the system PSE&G customers’ combined electric and gas bills declined 28% over the period Low gas prices and elimination of transition charges drove rate decreases PSE&G Typical Residential Customer Bills* *For all years the billing Assumes 7,200 kWh for electric and 1,010 therms for gas annually. E = estimate Gas Electric

Transforming Power's fleet to maintain strong market position

Economic Drivers	Outlook	Combined Cycle	Nuclear	Scrubbed Coal	Peakers	Renewable
Energy Margins	• Low natural gas and energy prices • Robust portfolio of gas pipeline contracts	✓	✓	✓	n/a	n/a
Capacity Markets	• Tightened rules proposed for capacity performance	✓	✓	✓	✓	n/a
Environmental Regulations	• Tighter air emissions standards	✓	✓	✓	✓	✓
Location	• Assets in well-designed markets, premium regions • Opportunities on brownfield sites	✓	✓	✓	✓	n/a
2016 - PSEG Power Total Capacity 11.9 GW		3.3	3.7	2.4	2.3	0.2
2019 - PSEG Power Total Capacity 13.5 GW *		5.3	3.8	2.4	1.8	0.2

- **Largest nuclear site** in the eastern U.S. and ownership in **large, fully scrubbed coal facilities** at Keystone and Conemaugh provide **economies of scale** that enhance energy margins in current low market, and provide for upside potential if prices improve
- **Dual fuel peakers** meet reliability criteria in capacity markets and provide option value in energy market. Opportunity exists to repower peakers that do not meet NJ HEDD environmental regulations
- **Combined cycle units Keys and Sewaren expected to be operational in 2018, and Bridgeport 5 expected to be operational in 2019,** will enhance emissions performance and have a combined average heat rate of approximately 6,600

PSEG

*AS OF FEBRUARY 2016 APPROXIMATELY 1.8 GW OF CCGT GENERATION UNDER DEVELOPMENT – KEYS, SEWAREN 7 AND BRIDGEPORT HARBOR 5 , WHICH ARE TARGETED TO GO INTO SERVICE IN 2018/2019 ALONG WITH RETIREMENT OF OLDER SEWAREN UNITS.

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Operating Earnings Disciplined investment program and focus on operational excellence have supported growth Power’s diverse fuel mix and dispatch flexibility continue to generate strong earnings and free cash flow in low price environment PSE&G’s investment program has resulted in an increased contribution to PSEG’s earnings Operating Earnings* Contribution by Subsidiary *See slide a for Items excluded from Income from Continuing Operations/ NET INCOME to reconcile to Operating Earnings. E=Estimate ** 2016 PERCENTS use midpoint of 2016 OPERATING earnings guidance. ** **

PSEG Annual Dividend An increased dividend with potential for consistent and sustainable growth given our business mix and financial position Payout Ratio 58% 56% 54% 54% 57%* *2016E payout ratio reflects the midpoint of 2016 operating earnings guidance. E = ESTIMATE PSEG Annual Dividend Rate +5.1% 2011-2015 CAGR: 3.3%

Focus areas over the business plan horizon PSE&G Operational excellence and cost control Capital program execution – Transmission, Energy Strong and GSMP program Regulatory framework – Advocate for regulatory framework that provides support for long-term infrastructure programs Continue to develop incremental growth opportunities PSEG Power Operational excellence and cost control Timely and on budget construction of new growth opportunities – Keys Energy Center, Sewaren 7 and Bridgeport Harbor Strong performance at Nuclear and Fossil to maximize fleet value in dynamic markets Advocacy of constructive market rules - Capacity markets and environmental regulations PSEG Long Island Continue execution – Achievement of performance metrics

PSEG’s Value Proposition A stable platform with predictable earnings and a robust investment pipeline PSE&G – Best in class utility performance and growth profile PSEG Power – Efficient, low-cost, clean fleet advantaged by asset diversity, fuel mix and location Strong balance sheet – Supports stable credit rating, growth objectives and the potential for consistent and sustainable dividend growth

PSE&G President and chief operating officer public service electric & gas Ralph LaRossa

Electric Gas Customers Growth (2011 – 2015) 2.2 Million 0.4% 1.8 Million 0.4% 2015 Electric Sales and Gas Sold and Transported 41,715 GWh 2,523M Therms* Projected Annual Load Growth (2016 – 2018)** 0.2% 0.3% PJM Projected Annual Load Growth Transmission (2016 – 2018) ** 0.7% Sales Mix Residential 33% 59% Commercial 57% 37% Industrial 10% 4% Transmission Electric Gas Approved Rate of Return*** 11.68% ROE 10.3% ROE 10.3% ROE Renewables & Energy Efficiency Approved Programs Inception to date Total Program Plan Total Investment thru Dec 2015 Solar Loan Capacity 86 MW 178.5 MW $252M Solar 4 All Capacity 114 MW 125 MW $566M EE Annual Electric savings 214 GWh ~250 GWh $337M EE Annual Gas savings ~7 M Therms ~10 M Therms * Gas Firm only sales. ** estimated annual growth per year, assumes normal weather. *** Some projects approved for specific ROE. PSE&G is the largest electric and gas distribution and transmission utility, the largest investor in renewable and energy efficiency, and the largest HVAC and service contract provider in New Jersey

PSE&G strategy Building a sustainable platform that balances reliability, customer rates and public policy to ensure growth at reasonable returns DISCIPLINED INVESTMENT OPERATIONAL EXCELLENCE FINANCIAL STRENGTH ENGAGED WORKFORCE

PSE&G's focus on meeting customer reliability and policy objectives are key to our investment strategy

2011	2012	2013	2014	2015

Selected Accomplishments

2011
- NJ Capital Infrastructure Program 2
- Energy Efficiency extension
- Major Transmission capital projects*
- Hurricane Irene/ October Snowstorm
- Mid-Atlantic ReliabilityOne Award

2012
- Hurricane Sandy storm response (2.1M customers restored)
- Transmission: Final federal approval for Susquehanna-Roseland (S-R) project
- National ReliabilityOne Excellence Award
- Mid-Atlantic ReliabilityOne Award
- EEI's Emergency Response Award

2013
- Solar Loan III
- Solar 4 All Extension
- Energy Strong program filed
- Mid-Atlantic ReliabilityOne Award
- Award for Outstanding Response to a Major Event

2014
- Energy Strong approved
- Transmission: North Central Reliability and Burlington-Camden projects placed in-service
- Bergen-Linden Corridor Upgrade project investment started
- Mid-Atlantic ReliabilityOne Award

2015
- Gas System Modernization Project (GSMP)
- Energy Efficiency Extension II
- Transmission: S-R and Mickleton-Gloucester projects placed in-service
- Mid-Atlantic ReliabilityOne Award
- Recognized for customer satisfaction by J.D. Power for both large electric and gas business service in the East

← Cost Control →

PSEG

* INVESTMENT CONTINUED FOR SUSQUEHANNA-ROSELAND, BURLINGTON-CAMDEN, NORTH CENTRAL RELIABILITY, AND STARTED FOR NORTHEAST GRID AND MICKLETON-GLOUCESTER

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Building on our track record Operational Excellence Strong reliability record, with plans for further improvement Cost control efforts Financial Strength Meeting or exceeding earnings targets Maintain solid investment grade credit ratings Disciplined Investment 14 investment programs approved over past seven years Infrastructure focused Policy alignment – across administrations – Solar, EE and other Win-Win: Job creation, environment benefits, low commodity prices, low interest costs, labor availability, federal tax benefits

Named most reliable electric utility in the Mid-Atlantic region for 14th consecutive year Recognized by PA Consulting with the Outstanding Customer Engagement and Outstanding Outage Response Time awards Named 2015 Utility of the Year by Electric Light & Power Magazine Received Star of Energy Efficiency Award Operational Excellence Reliability and Customer Service

Achieved ~11% annual earnings growth over the past four years through implementation of supportive rate mechanisms on our expanded capital program and cost control PSE&G Operating Earnings Per Share

Traditional Recovery Mechanisms Distribution Base Rates FERC Formula Rates Transmission Receive contemporaneous recovery on over 70% of our investments Clause Recovery Mechanisms Infrastructure/ Solar/Energy Efficiency PSEG DEFINES contemporaneous RECOVERY TO MEAN either a forward looking formula rate or a rate that provides for clause based recovery in a defined period prior to a base rate case. E = ESTIMATE. Includes Afudc

Increasing investment across our portfolio Transmission Large portfolio of projects to meet ongoing reliability and life-cycle requirements Electric Distribution Base spending Infrastructure investment programs with clause recovery Energy Strong (ES) and related programs Electric System Modernization Program (ESMP) Gas Distribution Base spending Infrastructure investment programs with clause recovery Energy Strong (ES) and related programs Gas System Modernization Program (GSMP) Solar and Energy Efficiency

Continued identification of investment opportunities focused on improving reliability for our customers E = ESTIMATE. Data as of march 2016 2016-2020E PSE&G Capital Spending

Transmission investment – Focused on replacing aging infrastructure and improving reliability

	2011 – 2015	2016 – 2020 (base)	Incremental to base – Emergent and ongoing
Program	• Major Incentive RTEP projects ← Hardening ← RTEP System Reinforcements ← Lifecycle Replacements ← 69kV Upgrades	• Bergen Linden Corridor project • Hardening • RTEP System Reinforcements • Lifecycle Replacements • 69kV Upgrades	→ Hardening → RTEP System Reinforcements → Lifecycle Replacements → 69kV Upgrades • FERC 1000 / competitive growth opportunities
Investment	~$7.0B	~$7.1B	TBD
ROE / Recovery mechanism	11.68%-12.93% Formula Rates	11.68%* Formula Rates	11.68%* Formula Rates

*CURRENTLY APPROVED ROE.

PSEG
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Electric Distribution – Infrastructure investment focused on reliability and resiliency

	2011 – 2015	2016 – 2020 (base)	Incremental to base – Emergent and ongoing
Program	• Capital Infrastructure Program (CIP) 1 • CIP 2 ←	• Energy Strong	• Electric System Modernization Program (ESMP) • Life cycle replacements
Investment*	~$525M	~$560M	~$300M/year
ROE / Recovery mechanism	9.75% - 10.3% Clause recovery	9.75% Clause recovery	TBD Clause recovery

PSEG

*INVESTMENT SHOWN IS FOR CLAUSE PROGRAMS WHICH ARE INCREMENTAL TO BASE INVESTMENT

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Gas Distribution – Investment program focused on modernizing and upgrading 4,800 miles of cast iron and unprotected steel main

	2011 – 2015	2016 – 2020 (base)	Incremental to base – Emergent and ongoing
Program	• Capital Infrastructure Program (CIP) 1 • CIP 2	← • GSMP	• GSMP extension
Investment*	~$425M	ES = $82M GSMP = $905M	~$300M/year
ROE / Recovery mechanism	9.75% - 10.3% Clause recovery	GSMP: 9.75% ROE, $215M/year via clause, $85M/year via next rate case	TBD Clause recovery

PSEG

*INVESTMENT SHOWN IS FOR CLAUSE PROGRAMS WHICH ARE INCREMENTAL TO BASE INVESTMENT

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Solar – Investment supports New Jersey policy objectives which have evolved with focus on utility-scale landfill solar

	2011 – 2015	2016 – 2020 (base)	Incremental to base – Emergent and ongoing
Program	• Solar Loan I, II & III • Solar 4 All (S4A) • S4A Extension	• Solar Loan III • S4A Extension	• Further extension of S4A, focused on landfills (20 sites, ~150 MW identified)
Investment	~$545M	~$140M	Potential $200-$300M multi-year program filing
ROE / Recovery mechanism	9.75% - 10.3% Clause recovery	9.75% Clause recovery	TBD Clause recovery

PSEG 32

Energy Efficiency – Helping customers manage their energy costs and achieving New Jersey's Energy Master Plan goals

	2011 – 2015	2016 – 2020 (base)	Incremental to base – Emergent and ongoing
Program	• Carbon Abatement • Demand Response • Energy Efficiency (EE) • EE Extension I & II	• EE Extension II	• Extension of EE
Investment	~$215M	~$95M	TBD
ROE / Recovery mechanism	9.75% - 10.3% Clause recovery	9.75% Clause recovery	TBD Clause recovery

PSEG
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Traditional Recovery Mechanisms Distribution Base Rates FERC Formula Rates Transmission Develop investment opportunities with near-contemporaneous recovery mechanisms Clause Recovery Mechanisms Infrastructure / Solar / Energy Efficiency E = ESTIMATE. Data as of march 2016 Potential to increase current five year, $11.9B investment plan with ~$2B of incremental investments: ESMP GSMP extension Continuation of Solar and EE programs Large customer needs FERC 1000 and competitive growth opportunities

Cost control actions: PSE&G is utilizing the Lean Six Sigma discipline to achieve costs savings and process improvements Conducting organizational reviews resulting in streamlining of processes through restructuring Continued focus on vendor and inventory practices ensuring maximum value Successful management of pension $Millions 2011 to 2016E CAGR = 2.5% PSE&G O&M Expense E=ESTIMATE Demonstrated ability to control O&M and plan to drive future efficiencies

Bonus depreciation Lowered rate base and growth rate but growth still remains strong Investments are less expensive for customers, providing an opportunity for incremental cost-effective system improvements Year-end Rate Base and Net Income Investment program combined with cost control drives growth in earnings Net income $ Millions $ Millions Rate Base CAGRs* 2015-2020E 2015-2020E with potential upside 8% 10% * Includes impacts of bonus depreciation. E = estimate. Guidance Range

Managing the total costs to customers while investing in the system PSE&G customers’ combined electric and gas bills declined 28% over the period Low gas prices and elimination of transition charges drove rate decreases PSE&G Typical Residential Customer Bills* *For all years the billing Assumes 7,200 kWh for electric and 1,010 therms for gas annually. E = estimate Gas Electric

PSE&G’s 2016 operating earnings to benefit from investment programs and cost control e =estimate. $787 $725 $875 -- $925E PSE&G Operating Earnings ($ Millions) 2014 2015 2016 Guidance

Enhanced Reliability and Resiliency Cleaner Energy Reduced Emissions Universal Access to Innovation and New Technology Affordable Energy THE UTILITY OF THE FUTURE

PSEG Long island

PSEG Long Island - Focused on improving customer service and reliability while managing costs Earned $0.03* per share in 2015 as expected Realized 18/21 metrics in 2014 and 2015 Customer service Reliability Economic Green Safety A contracted increase in revenues expected to bring contribution to earnings to $0.07* per share * Includes impact of Energy resources & trade contract.

2016 PSEG Power and ER&T Business Review & Outlook March 2016

PSEG Power William Levis President and Chief operating officer PSEG Power

PSEG Power strategy Excellence in operating our units safely, reliably, cost-competitively and in an environmentally, responsible manner DISCIPLINED INVESTMENT OPERATIONAL EXCELLENCE FINANCIAL STRENGTH ENGAGED WORKFORCE

Focus on transforming Power's portfolio with reliable, efficient, and cleaner energy infrastructure

2011	2012	2013	2014	2015

• Hope Creek set annual output record
• Nuclear license extensions and uprates achieved
	• Peach Bottom 3 set annual output record
	• Additional 400 MW of new peaker capacity at Kearny and New Haven
	• Superstorm Sandy recovery initiated
		• Record annual output from Linden CCGT and Salem 2 Nuclear Unit
		• 90% + nuclear capacity factor for 9th straight year
		• Bethlehem Energy Center, 2nd gas pipeline connection added
			• Record annual output from Bergen CCGT
			• PennEast pipeline investment
			• CCGT Advanced Gas Path (AGP) uprate investment completed at Linden 1 & 2, 63 MW
			• Established PSEG Long Island fuel management operations for 2015 start-up
				• Record CCGT fleet annual output
				• Continued growth in fleet with 1,300 MW new CCGT's announced
				  • Keys
				  • Sewaren 7
				• Prepared successful bid for 485 MW Bridgeport Harbor 5
				• Projects Completed:
				  • Peach Bottom EPU, 130 MW
				  • Bergen 2 AGP uprate, 31 MW
				• HEDD retirement
				• Solar portfolio reaches 277 MW_{DC} as of March 2016

Selected Accomplishments

← Cost Control →

PSEG

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PSEG Power’s value is advantaged by asset diversity, fuel flexibility and location Fuel Diversity* Total MW: 11,678 Energy Produced* Total GWh: 55,213 Energy Market Served* Total MW: 11,678 * EXCLUDES SOLAR AND KALAELOA. **Includes New Jersey units that fuel switch to gas. , 87% dual fuel 2015 Actual 42% 32% 21% Gas Nuclear Coal** Oil Pumped Storage 4% 1%

Power investing $2 billion of capital in new capacity E=Estimate. DATA As of march 2016 $ Millions

Power's PJM assets are becoming more efficient



Dispatch Cost ($/MWh)
Nuclear
Coal
Coal/Gas
Combined Cycle
Steam
Combustion Turbine / Pumped Storage
Hope Creek
Peach Bottom
Salem
Keys*
Keystone
Conemaugh
Sewaren 7*
Linden 1,2
Bergen 2
Bergen 1
Hudson 2
Mercer 1,2
Yards Creek
Kearny 12-13-14
Burlington 12
Linden 5-8
Essex 9
Sewaren 1-4
Illustrative
Base Load Units
Load Following Units
Peaking Units

	Base Load Units	Load Following Units	Peaking Units
Energy Revenue	X	X	X
Capacity Revenue	X	X	X
Ancillary Revenue		X	X
Dual Fuel		X	X

- Base Load ensures cash flow certainty
- Load Following provides ability to serve load shape
- Readiness for Capacity Performance (CP), successful in CP auction
- Peaking takes advantage of real-time prices and reduces operational risk
- Dual fuel capability at 87% of load following and peaking units

PSEG

* KEYS & SEWAREN 7 TO BE ADDED TO DISPATCH IN 2018E AND SEWAREN 1-4 WILL RETIRE.

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PSEG Power has generating assets in three competitive markets Assets located near load Low cost portfolio with gas cost advantage Positioned to benefit from volatility in real-time markets Fleet meets new capacity performance standards 1,800 MW of new CCGT capacity under construction in PJM and ISO-NE ISO New England New Haven Bethlehem Energy Center (Albany) Conemaugh Keystone Peach Bottom Bergen Kearny Essex Sewaren (incl. Sewaren 7, CCGT under construction) Linden + Linden VFT Mercer Burlington Hudson Hope Creek Salem Yards Creek New York ISO PJM Keys Energy Center (CCGT under construction) Bridgeport (incl. Bridgeport Harbor 5, CCGT under construction)

PSEG Power developing 1,800 MW of new, efficient CCGT capacity in MD, NJ and CT PJM *SWMAAC = SOUTHWEST/EMAAC = EASTERN MID-ATLANTIC AREA COUNCIL LOCATIONAL DELIVERABILITY AREA WITHIN PJM. SEWAREN 7 SITE KEYS ENERGY CENTER SITE Constructing the 755 MW CCGT Keys Energy Center in Maryland (SWMAAC*) at an estimated cost of $825 to $875 million Constructing a new 540 MW CCGT unit, Sewaren in New Jersey (EMAAC*) at a cost of $625 to $675 million which will replace older Sewaren units Constructing a new 485 MW CCGT unit, Bridgeport Harbor 5 (ISO NE), at a cost of $525 to $575 million Both Keys and Sewaren 7 are targeted to be in-service in 2018 and Bridgeport Harbor 5 in 2019 Expanding civic stewardship roles and programs in neighboring communities BRIDGEPORT HARBOR 5 SITE

PSEG Power’s fleet transformed with focus on new investment and improvement in efficiency Fuel Diversity* Total MW: 13,100 Energy Produced* Total GWh: 65,000 Energy Market Served* Total MW: 13,100 *EXCLUDES Solar and Kalaeloa E = ESTIMATE **Includes New Jersey units that fuel switch to gas. , 87% dual fuel 2020E Projected 48% 29% 18% Gas Nuclear Coal** Oil Pumped Storage 4% 1%

PSEG Power’s fossil fleet expected to see improvements in efficiency System Heat Rate AGP (Advanced Gas Path) investments CCGT material condition assessment Unit testing and testing coordination initiatives HEDD retirements Keys/Sewaren Combined Cycle Development (2018) Bridgeport Harbor 5 Combined Cycle Development (2019) Heat Rate Improvement converts to potential savings of $60-$65M in fuel expense (assuming $3/MB gas price) 14% improvement E = ESTIMATE

PSEG Power’s fossil fleet among the lowest emitting in the industry SO2 & NOx (Tons) More efficient testing and improved operational flexibility through utilization of Continuous Emission Monitoring System testing With the addition of new units, emissions continue to improve GWh E = ESTIMATE

PSEG Power’s fossil fleet expected to reduce its carbon footprint Carbon emission rates projected to steadily approach EPA national pollution standards for New and Reconstructed Natural Gas Combined Cycle (1,000 lbs CO2/MWh-gross) CO2 (lbs/MWh) E = ESTIMATE

Nuclear is a critical element of our success Hope Creek Operated by PSEG Nuclear PSEG Ownership: 100% Technology: Boiling Water Reactor Total Capacity: 1,176 MW Owned Capacity: 1,176 MW License Expiration: 2046 Next Refueling Fall 2016 Uprate 18MW Spring 2018 Salem Units 1 and 2 Operated by PSEG Nuclear PSEG Ownership: 57% Technology: Pressurized Water Reactor Total Capacity: 2,294 MW Owned Capacity: 1,317 MW License Expiration: 2036 and 2040 Next Refueling Unit 1 – Spring 2016 Unit 2 – Spring 2017 Peach Bottom Units 2 and 3 Operated by Exelon PSEG Ownership: 50% Technology: Boiling Water Reactor Total Capacity: 2,502 MW Owned Capacity: 1,251 MW License Expiration: 2033 and 2034 Next Refueling Unit 2 - Fall 2016 Unit 3 - Fall 2017 Uprate: 130 MW (PS Share) Unit 2 - March 2015 Unit 3 – December 2015

PSEG Power’s Growth Investments Site Project Estimate ($ Millions) Benefits Status Peach Bottom Peach Bottom EPU (2014 – 2015) $403 Increased capacity: 130 MW PB2 & PB3 completed in 2015 Linden/ Bergen/ BEC Advanced Gas Path Uprates (AGP): Linden -- 63 MW Bergen -- 31 MW BEC -- 58 MW $120 Increased capacity and improved heat rate: ~152 MW capacity increase ~1.2% heat rate improvement Completed: Linden (2014) Bergen (2015) Planned: BEC 2017/2018E Kearny 13 & 14 LM6000 Engine Throttle Push -- Increased capacity: 14.5 MW 2016E Maryland Keys, 755 MW CCGT $825 -$875 Geographic diversity within PJM; highly efficient gas fired unit in SWMAAC 2018E Sewaren Sewaren Unit 7, 540 MW CCGT $625 - $675 Improved efficiency and reliability; replaces Sewaren 1-4 steam units 2018E Bridgeport, CT Bridgeport Harbor 5, 485 MW CCGT $525 - $575 Highly efficient gas fired unit in ISO-NE 2019E Eastern PA to Mercer, NJ PennEast Pipeline $123 Estimated Earnings in 2019: $13 million Underway Various 6 Solar Projects $241 2016/2017E increase renewable capacity by 136 MWDC/105 MWAC 2016/2017E Total New Capacity – 2,200 MW E = ESTIMATE.

Solar Source portfolio Utility scale solar projects in 12 states in operation or under construction Long-term PPA’s with creditworthy counterparties Lump sum, full wrap EPC* agreements Asset Optimization Maintain high equipment availability Minimize operating expenses Seek additional revenue streams A position in renewable energy – Power’s Solar Source * EPC = ENGINEERING PROCUREMENT & CONSTRUCTION. E = ESTIMATE. PSEG Solar Source Portfolio

Gas Asset Optimization Large wholesale provider to PSE&G and others Storage capacity of approximately 75 Bcf (in the Gulf and market regions) Firm transportation of 1.3 Bcf/day on seven pipelines Off-system sales margins shared with residential customers Commercial & Industrial gas sales Ancillary Services – Black start, reactive power, area regulation LIPA fuel and energy dispatch management – Began management of 10-year contract in 2015 Kalaeloa, HI – 50% equity interest in a 208 MW combined cycle oil New Haven Peakers – 129 MW, rate based contract with ISO-NE PSEG Power has other attractive sources of revenues to round out a robust portfolio

Cost control actions taken: Fossil plant assessment CCGT material condition assessment Vendor contract renegotiations Nuclear security services brought in-house to control costs Nuclear maintenance productivity study Nuclear outage efficiency initiative Materials management Nuclear excellence initiative Nuclear staff – Right sizing $Millions 2011 to 2016 CAGR = 0.8% Power O&M Expense* *EXCLUDES IMPACTS FROM STORM RECOVERY COSTS. E=ESTIMATE PSEG Power has demonstrated ability to control O&M

During volatile market conditions, Power has delivered on earnings 2011 2012 2013 2014 2015 Cooling Degree Days % to average, Higher/(Lower) 26% 13% 7% (5%) 25% Heating Degree Days % to average, Higher/(Lower) (11%) (17%) (1%) 5% (4%) # Days over 90 degrees 29 29 21 12 27 # Days below 20 degrees 13 7 13 33 41 Gas Volatility (Transco Z6) Min $3.38 Max $18.93 Min $2.40 Max $12.43 Min $3.10 Max $39.43 Min $1.39 Max $115.00 Min $0.90 Max $40.00 LMP Volatility (PS Zone Day Ahead) Min $15 Max $417 Min $5 Max $370 Min $10 Max $335 Min $5 Max $1,021 Min $1 Max $439 Basis Volatility (PS Zone Day Ahead vs. PJM Western Hub) Min ($40) Max $116 Min ($49) Max $97 Min ($28) Max $79 Min ($131) Max $455 Min ($40) Max $128 Power Earnings Actual vs. Guidance High End Above Guidance High End High End Met Guidance

Power’s 2016 operating earnings incorporates impact from abnormally warm weather and retirement of capacity Power Operating Earnings* ($ Millions) *SEE SLIDE A FOR ITEMS EXCLUDED FROM NET INCOME TO RECONCILE TO OPERATING EARNINGS. E = ESTIMATE.

Financial Strength Disciplined Investment Operational Excellence PSEG Power – Delivering on priorities Fuel and technology-diverse fleet produced 55 TWh, 2% higher than 2014 Nuclear capacity factor exceeded 90%; output of 30 TWh, close to 30.3 TWh is third best ever, record set in 2009 Production records set at BEC, Linden and the CCGT fleet in total; Kearny 13 & 14 CTs Successful implementation of LIPA contract for fuel / generation dispatch. Achieved earnings guidance in 2015 Cost control programs held O&M to a 0.8% CAGR between 2011 and 2016 Successful ongoing effort to influence outcomes in key markets showing success, e.g., price formation Completed Peach Bottom EPU and AGP at Bergen 2; AGP planned for BEC in 2017/2018 Repositioning the fleet with three new CCGTs: Keys (2018) Sewaren 7 (2018) Bridgeport Harbor 5 (2019) Solar Source’s portfolio is 277 MWDC

PSEG Power ER&T PSEG Power Shahid Malik President ENERGY RESOURCES & TRADE

Agenda Market Review Commodity markets: Gas, Power and Spark Spreads Marcellus gas review and PSEG Power’s natural gas position Regulatory framework PSEG Power’s Portfolio Technology, locational and fleet strengths PJM portfolio Northeast portfolio PSEG Power Marketing and Hedging Tactics Robust hedging strategy and execution (energy and capacity) leads to significant guaranteed revenue for next three years

Q2-Q4: A normal summer and mild December, combined with increased supply of gas, reduced energy prices and basis Market Review: Markets in 2015 were affected by abnormal weather conditions $/MMbtu Q1: Periods of extremely cold temperatures resulted in high gas prices, significant basis differentials, and higher energy demand 2015 Q1 Gas 2015 Q1 PS Zone Electric 2015 Q2-Q4 PS Zone Electric 2015 Q2-Q4 Gas $/MWh $/MMbtu $/MWh

Market Review: Q1 2016 impacted by weather but forward gas and electric prices retain seasonal volatility Forwards as of January 18, 2016

Market Review: PSEG’s extensive gas asset portfolio provides unparalleled access to Marcellus Shale gas PSEG Power maintains a robust portfolio of pipeline and storage assets in the Mid-Atlantic Marcellus Shale gas production reached 18.8 BCF/day in 2015 PSEG Power procured over 423 BCF in 2015 with approximately 50% going to PSE&G’s utility gas customers PSEG Power’s gas for generation was 150 BCF in 2015, of which >75% was supplied by Northeast Shale gas Severe financial stress among the natural gas producer industry is expected to reduce production growth until gas prices rebalance to higher levels Investment in the PennEast pipeline expected to provide more access to Marcellus for PSEG

Market Review: Completion of new pipeline infrastructure expected to move significant quantities of Marcellus gas out of the region by 2018 New England 3.4 bcf/d Southeast 5.9 bcf/d Midwest 6.0 bcf/d Gulf Coast 3.7 bcf/d NJ/NY 1.1 bcf/d Pipeline capacity grows significantly by 2018 Significant amount of new pipelines have already been built and more are in the advanced planning and development stage through 2018 Gas production and pipeline takeaway capacity estimated to reach equilibrium in 2018 timeframe based on new pipeline development

Regulatory Framework: New capacity and energy market designs in PSEG's core markets (PJM and New England) will better reward reliable generation units

	ISSUE / POLICY	OUTCOME
PJM	CAPACITY	• Higher payments for enhanced reliability (Capacity Performance) and lower energy revenues have raised absolute and relative value of capacity
	ENERGY PRICE FORMATION	• FERC is driving ISO's to improve their pricing constructs and rules – NOPRs addressing critical RTO issues
	DEMAND RESPONSE RULES	• Stricter rules for eligibility and deployment; focus returns to wholesale reliability/comparability after SCOTUS ruling
	STATE INTERVENTION	• LCAPP: Awaiting Supreme Court decision • Ohio PPA: Challenged at the local level by the IPP industry, PJM and FERC
ISO-NE	CAPACITY	• Continued tightness in capacity markets • Zonal demand curves ordered for FCA 11 (2021) • Nuclear and coal units under pressure; closure of Pilgrim nuclear plant
	ENERGY	• Proposed gas pipelines are receiving regulatory approvals slowly • 5 minute interval LMP settlements and fast start pricing expected Q2 2017
NYISO	CAPACITY	• Retirement of Fitzpatrick and Ginna and Western steam plants tighten market, but NYPSC directed to develop a clean energy standard that recognizes the value of nuclear
	ENERGY	• Improvement in price formation during reserve shortage conditions
FEDERAL	ENVIRONMENTAL REGULATIONS	• CPP rules stayed by SCOTUS • Some states will still prepare implementation plans for 2020+ timeframe

PSEG
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PSEG Power’s Portfolio: Our fleet is well positioned in key markets *On peak SPARK SPREADS FOR CALENDAR YEAR 2018 calculated with 7.5 heat rate using following gas sources: pjm West = hh, pepco = transco z6 NON-NY, mass hub and zone g = Algonquin, PS zone = leidy. Forwards as of January 18, 2016. Capacity in megawatts ISO New England Bethlehem Energy Center (Albany) Bergen Kearny Essex Sewaren Linden Burlington Bridgeport New York ISO Keys (Site) ZONE G (SS*): $15.83 MASS HUB (SS*): $18.44 PS ZONE (SS*): $19.24 PJM WEST (SS*): $17.63 PEPCO (SS*): $21.88 Right Location Right Technology NEW NEW NEW with robust spark spreads

PSEG Power’s Portfolio: New York and New England New York (757 MW) Single state ISO Multiple gas supplies to BEC gives fuel flexibility and access to Marcellus Long Island Power Authority Management Contract New England (976 MW plus 485 MW new build) Small but dynamic market Significant improvement in market construct Ongoing potential for volatility in extreme (winter) weather conditions PSEG Bridgeport Coal plant retirement in 2021 Gas pipeline infrastructure poses supply challenges/opportunity 757 MW 1,461 MW+ +Includes 485 mw new build *Summer installed generating capacity as of December 31,2015

2019 Onwards RPM Auction Impacted By: • Capacity Performance • Demand response rules • Convex Demand Curve • Elimination of 2.5% Holdback • Change in Net CONE• Reduction in Load Forecast • Change in PJM Parameters • Environmental Retirement Capacity Market Pricing: PJM’s capacity market is transitioning to recognize operating performance as well as locational value *PSEG Power’s Average Prices and Cleared Capacity (MW) reflect Base and Incremental auctions. Delivery year runs from june 1 to may 31 of the next calendar year. + Includes cp transition auction results for ‘16/’17 and ‘17/’18 AS OF September 10, 2015. 2019/2020 FCA auction cleared at $231/MW-day resulting in $112M in capacity revenues for 1,333 MW

Hedging Strategy: 2016 BGS Auction Results Latest auction reflects a decline in energy prices and increase in cost of transmission, capacity and renewables NOTE: BGS PRICES ARE QUOTED IN $/MWH AND REFLECT PSE&G ZONE; RESULTS FROM THE 2014-2016 AUCTIONS WILL BE THE NEW BLENDED PRICES BEGINNING JUNE 1, 2016.

Hedge percentages and prices as of December 31, 2015. updated with 2016 bgs auction results. Revenues of full requirement load deals based on contract price, including renewable energy credits, ancillary, and transmission components but excluding capacity. Hedges include positions with mtm accounting treatment and options. Hedging Strategy: Designed to protect gross margin while leveraging the portfolio

PSEG Power’s revenue stream is secured with approximately 60% of the portfolio hedged for next 3 years Energy Produced in 2015 Average 3 Year Forward Revenue (%) 55,213 GWh 2016E-2018E . E = ESTIMATE.

PSEG Power’s Value Proposition Well-positioned fleet of merchant generating assets in attractive markets Portfolio transformed with addition of 1,800 MWs of new efficient CCGT Low capital requirements to meet capacity performance standards Growth in fast-growing DC area Hedging strategy has capably protected value of assets in declining price environment providing attractive returns and free cash flow Low cost fleet Advantaged locations Investing to grow

A Successful Power Company in the Future Increasingly Reliable An Environmental Steward Flexible Cost Competitive

PSEG FINANCIAL REVIEW & OUTLOOK Daniel Cregg EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

Strong financial position demonstrated by 2015 results 2015 Financial Position Earnings Delivered strong 2015 earnings Increased regulated earnings mix Investment Executed major PSE&G capital program Added new Power growth investments Cash Flow and Credit Metrics Produced growing PSE&G cash from operations Generated significant Power free cash flow Maintained strong credit metrics Dividends Provided a 5% or $0.08 per share dividend increase

2015 earnings increased 5.4% to upper end of guidance highlighting our consistent delivery of results PSEG Operating Earnings $ Millions (except EPS) 2012 2013 2014 2015 Initial Earnings Guidance $2.25 – $2.50 $2.25 – $2.50 $2.55 – $2.75 $2.75 – $2.95 Operating EPS* $2.44 $2.58 $2.76 $2.91 Upper End of Guidance Exceeded Guidance Exceeded Guidance Upper End of Guidance % YOY Increase 5.7% 7.0% 5.4% *See slide a for items excluded from income from continuing operations/net income to reconcile to operating earnings.

PSEG Operating Earnings $ Millions (except EPS) 2012 2013 2014 2015 2016E Guidance PSE&G $528 $612 $725 $787 $875 - $925 PSEG Power $663 $710 $642 $653 $490 - $540 Enterprise/Other $45 ($13) $33 $36 $60 Operating Earnings* $1,236 $1,309 $1,400 $1,476 $1,425 - $1,525 Operating EPS* $2.44 $2.58 $2.76 $2.91 $2.80 - $3.00E % YOY Increase – PSE&G 15.9% 18.5% 8.6% 14.4%1 % Regulated Earnings 43% 47% 52% 53% 61%1 A higher regulated earnings mix due to growth in PSE&G earnings with a significant contribution from Power *See slide a for items excluded from income from continuing operations/NET INCOME to reconcile to operating earnings. 1 - Based on Midpoint of earnings Guidance. E= estimate

Strong financial position to support our business initiatives in 2016 and beyond 2016 and Beyond Earnings Continuing strong earnings trend in 2016 with guidance of $2.80 to $3.00 Investment Deploying significant capital at PSE&G for projects with contemporaneous returns Pursuing Power projects that satisfy risk adjusted return targets Cash Flow and Credit Metrics Continuing strong internal cash flow aided by bonus depreciation Funding investment program without equity issuance Dividends Providing $0.08 per share dividend increase in 2016 with opportunity for consistent and sustainable growth

Growth spend represents ~75% of total investment with new investment opportunities of ~$2.0B


PSEG 2016E – 2020E Capital Investment
Maintenance ~$3.9B
Approved Growth Investment ~$12.1B
Potential Upside ~$2.0B
~$1.7B
~$2.2B
~$2.4B
~$2.6B
~$7.1B
~$16.0B
~$2.0B
~$18.0B
Distribution ~$1.5B
PSE&G Solar & EE ~$0.4B
Power Solar ~$0.1B
Power & Other Maintenance
PSE&G Distribution Maintenance
Power Growth
PSE&G Distribution Growth
PSE&G Transmission Growth
PSEG Approved Planned Spend
Potential Upside
PSEG Potential Planned Spend

PSEG
E = ESTIMATE; CAPITAL INCLUDES AFUDC AND IDC
83

We increased our Capital Program by $3B since last year 2015E – 2019E ~$13.0B 2016E – 2020E ~$16.0B Power PSE&G Other Power Other PSE&G PSEG 5-Year Capital Spending Forecast Increased Capital Program by $3B E = Estimate; Capital INcludes AFUDC and IDC During the common 4-year forecast period of 2016 to 2019, our capital spend forecast increased by $4.1B

PSE&G's spending drives high single-digit growth in rate base through 2020 with known investments

2015 – 2018E Rate Base CAGR Growth of ~10%	2015 – 2020E Rate Base CAGR Growth of ~8%	2015 – 2020E Potential Rate Base CAGR Growth of ~10%



Transmission
Distribution
~$13.4B
~$5.7B
~$7.7B
Transmission ~43%
~$4.3B
~$2.7B
~$1.6B
~$17.7B
~$8.4B
~$9.3B
~$1.8B
~$19.5B
~$10.2B
~$9.3B
Transmission ~52%
~$1.6B
~$21.1B
~$21.1B
2015 Rate Base
Rate Base Growth
Approved 2018E Rate Base
Rate Base Growth
Approved 2020E Rate Base
Potential Upside
Potential 2020E Rate Base

E = ESTIMATE.

PSEG 85

PSE&G cash benefit of $1.2B Identified additional growth opportunities to offset rate base decrease Power cash benefit of $0.5B Power’s strong financial profile allows monetization of tax benefits to more efficiently invest in new generation Bonus Depreciation adds $1.7B cash through 2019

Utilizing our Strong Balance Sheet and Cash Flow to support current capital program and new potential opportunities without the need for equity PSEG Cash from Operations Excluding Bonus Depreciation PSEG Maintenance Investment PSEG Growth Investment Shareholder Dividend PSE&G Net Debt(3) PSEG Consolidated 2016E - 2018E Sources and Uses Parent Net Debt(1) PSEG Bonus Depreciation Power Net Debt(2) 1) Includes financing cost, treasury shares, and short term debt position 2) Includes financing cost 3) Includes financing cost and short term investments e = estimate

Total Incremental Investment Capacity through 2018E Power PSEG Estimate Mid – 40’s Low – 20’s Minimum Threshold 30% High - teens Minimum Funds From Operations / Debt 2016E – 2018E PSEG’s credit metrics remain strong providing substantial investment capacity to pursue additional growth opportunities E = Estimate. We have flexibility between Power and Parent for utilization of our Investment Capacity

We have consistently identified investment opportunities beyond our approved forecasted expenditures Actual vs Capital Forecast

Post-Capitalization Pension and OPEB Expense Manageable Pension and OPEB Expense with a reduction of $25 million in 2016 Adopted the Yield curve (Spot rate) methodology for calculating 2016 pension expense reduces Pension expense by $34 million reduces OPEB expense by $13 million Historical 3-year and 5-year annualized Pension returns each exceeded 9% 2015 Pension funded ratio ~91% Annual Pension contributions ~$30M $ Millions E = Estimate.

PSEG has demonstrated ability to control O&M, with plans to keep O&M flat through 2018



PSEG O&M Expense(1)
2011 - 2016E CAGR: ~1.5%
$Millions
$2,500
$2,000
$1,500
$1,000
$500
$0
2011
2012
2013
2014
2015
2016E
2011 – 2016E CAGR
Transmission
~10.2%
Distribution
~1.5%
Power
~0.8%
Other: N.M.

(1) Power excludes impacts from storm recovery costs and related insurance proceeds
NM = Not Material E = Estimate.

PSEG
91

PSE&G EPS $1.82 $1.72 ($/Share) Annual Dividend Per Share (2011-2016 CAGR: 3.7%) The 2016 payout ratio is based on the midpoint of PSEG's 2016 operating earnings guidance of $2.80-$3.00E per share. See slide a for items excluded from income from continuing operations/net income to reconcile to operating earnings. E=ESTIMATE Opportunity for meaningful and sustainable dividend growth given significant contribution from PSE&G earnings and Power’s strong financial profile Payout Ratio 50% 58% 56% 54% 54% 57% (1)

PSEG’s longer-term outlook is influenced by Power’s hedge position and increased investment at PSE&G 2016E 2017E Each $0.75/mcf Change in Natural Gas Each $2/MWh Change in Spark Spread Each $5/MWh Change in Dark Spread Each 1% Change in Nuclear Capacity Factor Segment EPS Drivers Each $100 Million of Incremental Investment Each 1% Change in Sales Electric Gas Each 1% Change in O&M Each 20 basis point Change in Distribution ROE Each 20 basis point Change in Transmission ROE $0.01 $0.01 $0.01 $0.01 $0.01 $0.01 $0.05-$0.08 $0.04 $0.03 $0.01 $0.00-$0.02 $0.04 $0.01 $0.01 $0.01 $0.01 $0.01 $0.01 $0.01 $0.01 Sensitivities derived from typical annual market variability* * Estimated annual variability approximating one standard deviation based on historical data and forward curve estimates applied to PSEG Power open positions. E = ESTIMATE. Power earnings sensitivities updated for December 31, 2015 PRICE CURVES. PSE&G DISTRIBUTION ROE SENSITIVITIES Exclude energy strong and GSMP. 2018E $0.12-$0.16 $0.05 $0.03 $0.01 $0.01 $0.01 $0.01 $0.01 $0.01 $0.02

PSEG Summary 2015 earnings of $2.91 were at the upper end of our upwardly revised operating earnings guidance of $2.85 - $2.95 per share Forecast growth at PSE&G supports our 2016 guidance of $2.80 to $3.00 per share Forecast high single-digit rate base growth at PSE&G on five year basis from 2015 to 2020, driven by investment in transmission and approved programs Power’s investment program and continued focus on operational excellence with financial strength delivers value in current price environment Strong Balance Sheet and Cash Flow support current capital program and investment in new opportunities without the need for equity Our indicative $0.08 dividend per share increase for 2016 is consistent with our long history of returning cash to the shareholder through the common dividend, with opportunity for consistent and sustainable growth

PSE&G Appendix

PSE&G provides high reliability at below average cost which creates superior value for customers SAIDI = System Average Interruption Duration Index, a measure of average outage duration for all customers served, Excluding major events. Better

PSE&G prioritizes public safety while maintaining value for customers Leak Response Rate = Percentage of Utility responses to reported leaks within one hour. Better

PSEG POWER and ER&T Appendix

PSEG Power’s fleet transformation- clean natural gas & increasingly more fuel-efficient Unit Technology Capacity Operating Heat Rate In Service Bergen 1CC Siemens 638 8.3 6/1995 Bergen 2CC GE FA 591 7.3 6/2002 BEC GE FA 757 7.3 7/2005 Linden 1CC GE FA 621 7.3 4/2006 Linden 2CC GE FA 621 7.3 4/2006 Keys Energy Center Siemens 755 6.9 4/2018 Sewaren 7 GE HA 540 6.5 6/2018 Bridgeport Harbor 5 GE HA 485 6.5 6/2019 Combined Cycle 5,008 7.2   Essex 9 GE EA 81 11.8 7/1990 Linden 7 GE EA 84 11.8 6/1995 Linden 8 GE EA 80 11.8 6/1995 Linden 5 GE EA 86 11.8 6/2000 Linden 6 GE EA 86 11.8 6/2000 Burlington 12 LM 6000 168 9.6 6/2000 Kearny 12 LM 6000 175 9.6 8/2001 Kearny 13 LM 6000 187 9.6 6/2012 Kearny 14 LM 6000 94 9.6 6/2012 New Haven 2 LM 6000 43 9.6 6/2012 New Haven 3 LM 6000 43 9.6 6/2012 New Haven 4 LM 6000 43 9.6 6/2012 Peaking 1,170 10.4   Total 6,178 7.8

Nuclear fuel needs have been hedged through 2018 Anticipated Nuclear Fuel Cost Hedged

The full requirements BGS rate recognizes the forward PJM capacity market price

PSEG FINANCIAL Appendix

December 31, 2015 $ Billions PSEG PSE&G Power Cash and Cash Equivalents $0.4 $0.2 $0.0 Short Term Debt $0.4 $0.2 N/A Long Term Debt(2) 9.6 6.8 2.2 Common Equity 13.1 7.6 6.0 Total Capitalization $23.1 $14.6 $8.2 Total Debt / Capitalization 43% 48% 27% PSE&G Regulated Equity Ratio(1) 52.3% Our balance sheet remains strong Regulated Equity RATIO Includes customer deposits of ~$96 million AND excludes short-term debt. (2) INCLUDES L-T DEBT DUE WITHIN 1 YEAR; EXCLUDES NON-RECOURSE DEBT OF $7 MILLION.

PSEG Liquidity as of December 31, 2015

PSEG Energy Holdings Investment Portfolio Equipment Investment Balance* at 12/31/2015 ($ Millions) Merchant Energy Leases NRG REMA Keystone, Conemaugh & Shawville (PA) 3 coal-fired plants (1,162 equity MW) $ 355 NRG Energy, Inc. / Midwest Gen Powerton & Joliet Generating Stations (IL) 2 coal-fired generating facilities (1,640 equity MW) $ 218 Regulated Energy Leases Merrill Creek Reservoir in NJ (PECO, MetEd, Delmarva Power & Light) $ 154 Grand Gulf Nuclear station in Mississippi (175 equity MW) $ 14 Real Estate Leveraged Leases GM Renaissance Center; Wal-Marts $ 57 Real Estate Operating Leases Office Towers, Shopping Centers - 26 properties $ 33 Other Land $ 5 Total Holdings Investments $836 * Book Balance excluding deferred tax accounts

PSEG EXECUTIVE PROFILES

Chairman, President and Chief Executive Officer PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED Ralph Izzo Ralph Izzo was elected chairman and chief executive officer of Public Service Enterprise Group Incorporated (PSEG) in April 2007. He was named as the company’s president and chief operating officer and a member of the board of directors of PSEG in October 2006. Previously, Mr. Izzo was president and chief operating officer of Public Service Electric and Gas Company (PSE&G). Since joining PSE&G in 1992 Mr. Izzo was elected to several executive positions within PSEG’s family of companies, including PSE&G senior vice president – utility operations, PSE&G vice president – appliance service, PSEG vice president - corporate planning, and PSE&G vice president - electric ventures. In these capacities he broadened his experience in the areas of general management, strategic planning and finance. Mr. Izzo is a well-known leader within the utility industry, as well as the public policy arena. He is frequently asked to testify before Congress and speak to organizations on matters pertaining to national energy policy. Mr. Izzo’s career began as a research scientist at the Princeton Plasma Physics Laboratory, performing numerical simulations of fusion energy experiments. He has published or presented over 35 papers on magneto hydrodynamic modeling. Mr. Izzo received his Bachelor of Science and Master of Science degrees in mechanical engineering and his Doctor of Philosophy degree in applied physics from Columbia University. He also received a Master of Business Administration degree, with a concentration in finance from the Rutgers Graduate School of Management. He is listed in numerous editions of Who’s Who and has been the recipient of national fellowships and awards. Mr. Izzo has received Honorary Degrees from the New Jersey Institute of Technology (Doctor of Science), Thomas Edison State University (Doctor of Humane Letters), Bloomfield College (Doctor of Humane Letters), Rutgers University (Doctor of Humane Letters), and Raritan Valley Community College (Associate of Science). Mr. Izzo serves as nominating committee chairman of the New Jersey Chamber of Commerce, and is on the board of directors for The Williams Companies, the New Jersey Utilities Association, the Edison Electric Institute (EEI), and the Nuclear Energy Institute (NEI). He is also a member of the Board of Trustees of Peddie School, Columbia University School of Engineering Board of Visitors and the Princeton University Adlinger Center for Energy and the Environment Advisory Council, as well as a member of the Visiting Committee for the Department of Nuclear Engineering at MIT. Mr. Izzo is a former Chair of the Rutgers University Board of Governors and the New Jersey Chamber of Commerce. .

Executive Vice President and Chief Financial Officer Public Service Enterprise Group Incorporated, Public Service Electric and Gas Company, PSEG Power LLC and PSEG Services Corporation Daniel Cregg Daniel J. Cregg was named executive vice president and chief financial officer for Public Service Enterprise Group Incorporated (PSEG) and its subsidiaries in October 2015. Mr. Cregg is responsible for all financial functions, including Internal Audit Services, Investor Relations and Corporate Development. Given the array of financial instruments which serve as the primary means of selling wholesale energy to customers, Mr. Cregg also has responsibility for the Risk Management function, which provides independent oversight of the PSEG Power trading organization. In addition to finance, Mr. Cregg is responsible for the Strategy and Planning function. He is a member of PSEG’s Executive Officer Group. Prior to his current position, Mr. Cregg was vice president – finance for PSE&G, a role he assumed in June 2013. In 2006, Mr. Cregg was named vice president – finance for PSEG Power. In that capacity and in previous financial roles for Power, Mr. Cregg held leadership positions related to financial reporting and forecasting, investor communications, financings, rating agency interactions, external reporting, cash forecasting, financial valuations, competitive intelligence, and fundamental market modeling, with critical responsibilities in Power’s development and strategic planning activities. Previously, Mr. Cregg was director of PSEG corporate development. He joined PSEG in 1991 with overall responsibility for tax planning, strategy and compliance for PSEG Energy Holdings, including domestic and international tax structuring work for PSEG Global and PSEG Resources. Before joining PSEG, Mr. Cregg spent five years with the accounting and consulting firm of Deloitte and Touche, providing consulting services to a wide range of clients with an emphasis on the energy industry. Mr. Cregg holds a Master of Business Administration degree from the Wharton School of the University of Pennsylvania and is a graduate of Lehigh University, where he received a bachelor’s degree in accounting.

Executive Vice President and General Counsel Public Service Enterprise Group Incorporated, Public Service Electric and Gas Company, PSEG Power, PSEG Services Corporation Tamara L. Linde Tamara Linde was named executive vice president and general counsel for Public Service Enterprise Group Incorporated (PSEG) in July 2014. She is also the executive vice president and general counsel of Public Service Electric and Gas Company (PSE&G), PSEG Power and PSEG Services Corporation. As PSEG’s chief legal officer, Ms. Linde has responsibility for all legal and regulatory functions, and has general supervisory responsibilities for the office of corporate secretary, business assurance and resilience and federal affairs and sustainability. Ms. Linde is a member of PSEG’s Executive Officer Group. Previously Ms. Linde was vice president – regulatory, PSEG. She has led the company’s federal and state regulatory functions, as well as managed corporate, environmental and labor/employment practices within the company. Ms. Linde has served as regulatory counsel on many of the company’s most important initiatives in recent years. Ms. Linde joined the law department of Public Service Electric and Gas Company (PSE&G), as an attorney in 1990 handling a variety of natural gas and electric regulatory and transactional matters. After holding several other legal positions at PSE&G she became general solicitor, in 2000. In that position she was responsible for the regulatory affairs of the PSEG companies including electric, gas and nuclear matters. She has had significant experience working on regulatory matters before various state and federal regulatory agencies on industry issues relating to electric transmission and distribution and energy markets. Ms. Linde is a member of the New Jersey, New York, District of Columbia and Texas bars. She is past President of the Northeast Chapter of the Energy Bar Association and served as chair of the Energy Bar Association Electricity Regulation and Compliance Committee. Ms. Linde currently serves on the Board of the PSEG Foundation as well as the Community Foundation of New Jersey. Ms. Linde graduated from Seton Hall University School of Law with a Juris Doctorate and from Seton Hall University with a bachelor’s degree.

Ralph A. LaRossa PRESIDENT AND CHIEF OPERATING OFFICER PUBLIC SERVICE ELECTRIC AND GAS COMPANY Ralph A. LaRossa was named president and chief operating officer of Public Service Electric and Gas Company (PSE&G) in October 2006. PSE&G is New Jersey’s oldest and largest regulated gas and electric delivery utility, serving approximately 2.4 million customers, nearly three-quarters of the state’s population. Prior to this position he was vice president - electric delivery for PSE&G. In addition, on January 1, 2014, Mr. LaRossa became Chairman of the Board of PSEG Long Island, a subsidiary of Public Service Enterprise Group (PSEG), which manages the electric transmission and distribution systems on Long Island and in the Rockaways. PSEG Long Island serves 1.1 million customers. Mr. LaRossa joined PSE&G in 1985 as an associate engineer and advanced through a variety of management positions in the utility’s gas and electric operations. In 1998, he received Gas Industry Magazine’s Outstanding Manager of the Year Award. He is a graduate of Stevens Institute of Technology and has completed the Harvard Business School’s Program for Management Development. Mr. LaRossa is the Chairman of the American Gas Association (AGA) and currently serves on the board of directors. Mr. LaRossa is also Chairman of Choose New Jersey, Inc. and serves on its board of directors. In addition, he is a member of the board of directors for the New Jersey Utilities Association (NJUA), New Jersey Performing Arts Center (NJPAC) and Montclair State University, for which he is immediate past chair of the university.

William Levis PRESIDENT AND CHIEF OPERATING OFFICER PSEG POWER William Levis is president and chief operating officer of PSEG Power, a position he’s held since June 2007. PSEG Power is a major, unregulated independent power producer in the U.S. with four main subsidiaries: PSEG Nuclear, PSEG Fossil, PSEG Energy Resources and Trade (ER&T) and PSEG Power Ventures.  PSEG Power operates one of the most balanced portfolios in the country, both in terms of fuel mix and market segment (based load units, load following units and peaking units). Its low-cost, load following fleet is geographically well positioned in competitive markets. Its 11,898 MWs represent a diverse fuel mix which includes 41 percent natural gas, 32 percent nuclear; 20 percent coal, 5 percent oil, 1 percent pumped storage, and 1 percent solar.  Before coming to PSEG, Mr. Levis was Exelon Nuclear’s vice-president – Mid-Atlantic operations. Prior to joining Exelon, Mr. Levis worked at Ontario Hydro’s Pickering Plant and held several positions over a five-year period with Carolina Power and Light’s Brunswick facility.  Mr. Levis has a Bachelor of Science degree in marine engineering from the U.S. Naval Academy and holds an SRO (senior reactor operator) certification. He retired as a commander in the Naval Reserves and attained his professional engineer license in 1985. Mr. Levis is a member of the Executive Committee of Nuclear Energy Institute’s (NEI) Board of Directors, the Nuclear Electric Insurance Limited (NEIL) Board of Directors, and serves as a member of the Institute of Nuclear Power Operations (INPO) National Nuclear Accrediting Board. Mr. Levis is a member of the Philadelphia Archdiocese Catholic Charities Appeals Board and is a member of the CEO Council for Growth based in Philadelphia. .

Shahid Malik PRESIDENT PSEG ENERGY RESOURCES & TRADE Shahid Malik was appointed President of PSEG Energy Resources & Trade (ER&T) in 2011. PSEG operates one of the most balanced generation and marketing portfolios in the country, both in terms of fuel mix and market segment (base load units, load following units and peaking units), and Mr. Malik is essentially responsible for managing these assets and taking them to market. He oversees PSEG’s generation portfolio and the purchase, sale and risk management of all energy commodities. He is also responsible for Business Development of new power generation projects. Mr. Malik has an extensive background in the energy industry across the oil, gas, electric and renewable energy sectors in Europe and the United States. Previously, he was with Pittiglio, Rabin, Todd & McGrath (PRTM) in Pittsburgh, PA and was responsible for all aspects of the global energy business, with a primary focus on the North American utility sector. Prior to that he served as President & CEO of Strategic Energy, Great Plains Energy’s retail marketing subsidiary and a provider of energy and services to business clients in North America. He was accountable for the company’s strategy and operations and led a successful turnaround of the company, achieving significant growth in products and services while reducing costs. Mr. Malik’s career has included Executive Leadership positions with several energy companies in the US and Europe. In addition, he served on the Board of Directors of South Jersey Industries (NYSE: SJI) immediately prior to joining PSEG. Mr. Malik has been in the energy business for more than 20 years, since receiving his Economics degree from Manchester University in England and an MBA from Rice University, Houston. He sits on the Executive Committee of the Board of Trustees of Newark Museum as well as the Board of the Electric Power Suppliers Association in Washington DC.

Derek M. Di Risio PRESIDENT PSEG SERVICES CORPORATION Derek M. Di Risio was named President, PSEG Services Corporation, in July 2014. He is responsible for the coordination and delivery of several centralized services currently residing within PSEG Services Corporation including corporate communications, corporate citizenship, corporate real estate, information technology, procurement, payroll and other transactional services. Prior to his current role, Mr. Di Risio was vice president and controller of Public Service Enterprise Group (PSEG), Public Service Electric and Gas Company (PSE&G), PSEG Services Corporation, PSEG Energy Holdings (Holdings) and PSEG Power, a position he assumed in December 2006. He was previously vice president and assistant controller, since July 2004. Mr. Di Risio had been vice president – planning and analysis of Holdings since March 2004, and vice president – controller for Holdings since July 1998. Prior to that he was director – accounting services and responsible for several accounting and planning functions for Holdings, including overall coordination of the business planning process, accounting research and policy development, financial forecasts and analysis. Mr. Di Risio was also responsible for the budgeting, analysis and reporting process for PSE&G. Mr. Di Risio joined PSE&G in September 1991 and has held a variety of positions, including assignments with the internal auditing, electric business, and corporate planning departments. He was instrumental in reengineering the Enterprise business planning process, and advancing the use of performance metrics and balanced scorecard measures to improve business results. Prior to joining PSE&G he worked for several firms, including Chase Manhattan Bank. Mr. Di Risio graduated from Rutgers University with a degree in accounting/computer science, and received a Master of Business Administration degree from the same university. He is a certified public accountant (inactive). Mr. Di Risio also completed the Program for Management Development at the Graduate School of Business Administration of Harvard University. He serves on the Drumthwacket Foundation Board of Trustees, the Board of the Military Park Partnership and is currently a co-chairman of the Board of Directors of the New Jersey All Stars Project Inc. In addition, Mr. Di Risio previously served on the Drew University Board of Trustees.

Richard P. Lopriore PRESIDENT PSEG FOSSIL Richard P. Lopriore was elected president of PSEG Fossil in May 2007. He oversees operations for 13 generation facilities spanning four states. He is also responsible for the oversight of two service groups: Laboratory & Testing Services, and Maintenance & Repair Services, as well as Construction, Capital Projects and Engineering. The PSEG Fossil fleet is comprised of natural gas, coal and oil-fired electric generating units that contribute about 7,900 megawatts of electricity to PSEG Power’s generation portfolio. This includes an ownership interest of 1,000 megawatts in three jointly-owned facilities. Under Mr. Lopriore’s leadership, nine LM6000 peaking units were constructed. Fossil also outfitted its two New Jersey coal plants with about $1.5 billion in new pollution control equipment resulting in substantial reductions in emissions. These plants are among the cleanest, most responsible coal stations in the country. In June, 2015, Fossil announced the acquisition of the 775-MW combined-cycle Keys Energy Center in Prince George’s County, Maryland, which is expected to be online in 2018. In August, 2015, Fossil announced the construction of a 540-MW, dual-fuel combined-cycle power plant in Woodbridge, New Jersey, to be completed by the summer of 2018. Mr. Lopriore instituted an in-depth Operational Excellence Model (OEM), one of the first programs in the nation to drive standardization across a Fossil fleet. The program resulted in consistent improvement in operating results, reliability and fleet performance and the achievement of all-time generation records. He also revamped PSEG Fossil’s training program. Two industry-first, award-winning mobile training trailers were developed to take training directly to the work sites reducing costs and increasing productivity. Mr. Lopriore has been a valuable part of the electric generation industry for more than 43 years. Prior to joining PSEG Fossil, he had been senior vice president – mid-Atlantic operations for Exelon Nuclear, responsible for oversight of the Limerick, Peach Bottom, Oyster Creek and Three Mile Island stations. During his tenure, Three Mile Island achieved INPO 1 status (2007). Mr. Lopriore joined Exelon as plant manager of Byron Stations in 1999 and was promoted to site vice president in 2001. In 2003 he became corporate vice president - operations support at Exelon’s nuclear headquarters, responsible for both the Midwest and mid-Atlantic regions. He then became vice president - operations, Midwest boiling water reactors in 2004 responsible for the Dresden, LaSalle County, Quad Cities and Clinton nuclear plants. Prior to Exelon, Mr. Lopriore held several key management positions at the Brunswick Nuclear Plant in North Carolina, including plant manager. At Vermont Yankee, he achieved an operational SRO certification for Boiling Water Reactors. Mr. Lopriore received his Bachelor of Science degree from Southern Vermont College and is a member of the American Nuclear Society. He also served in the National Guard.

Peter P. Sena III Peter P. Sena III was named president of PSEG Nuclear (Nuclear) in February 2016. Mr. Sena will join PSEG in late March 2016 as president of PSEG Nuclear. Most recently, he was Senior Vice President of Operations, Chief Operating Officer at NextEra Energy. Mr. Sena was named Chief Nuclear Officer of First Energy in 2012, having held a variety of leadership roles at First Energy nuclear operations spanning 15 years. Mr. Sena joined First Energy in 1996 as a control room supervisor and obtained his first SRO license at Beaver Valley Power Station Unit 2. His second SRO license was obtained in 1999 for Beaver Valley Unit 1. Following a rotational assignment with the Institute of Nuclear Power Operations, Mr. Sena was named the Operations Manager and helped lead the station to the “Most Improved Plant” Award in 2003. In 2005, he was named the Director of Engineering and the station completed the first extended power uprate for a Westinghouse 3 Loop Pressurized Water Reactor. As the Site Vice President of Beaver Valley, Mr. Sena led the station to its first INPO Excellence Award in 2009. The Davis Besse Nuclear Power Plant returned to the Excellence category under Mr. Sena’s watch as the Chief Operating Officer in 2011. Prior to joining FirstEnergy, Mr. Sena was employed by the Nuclear Regulatory Commission as a resident inspector in Region 1. Mr. Sena’s nuclear training began as an officer with the US Naval Nuclear Propulsion program and he served on board a ballistic missile submarine during the Cold War. Mr. Sena earned a Bachelor of Science degree with high honors in Fuel Science from the Pennsylvania State University in 1985. He currently serves on the advisory board for the Penn State Nuclear Engineering Program and is a member of EPRI’s research advisory committee. He currently serves on the Auburn University’s Advisory Board. In addition, he has recently served on the INPO Executive Advisory Committee and the Nuclear Energy Institute (NEI) Nuclear Strategic Issues Advisory Committee where he was the Industry Executive Sponsor of the NEI post Fukushima flooding response initiative. PRESIDENT PSEG NUCLEAR

Robert C. Braun Robert C. Braun was elected president & chief nuclear officer, PSEG Nuclear and assumed the position on April 1, 2015. He currently serves as chief nuclear officer. Mr. Braun had previously served as the senior vice president and chief operating officer of PSEG Nuclear, a position he had held since September 2012. Prior to that, he had been senior vice president – PSEG Nuclear since 2009. Mr. Braun joined PSEG Nuclear in March 2007 as vice president of Operations Support. Mr. Braun has more than 30 years of experience in commercial nuclear power operations. Previously, Mr. Braun was site vice president of Exelon Corporation’s Peach Bottom Atomic Power Station. Prior to his appointment at Peach Bottom, he was vice president – nuclear oversight of Exelon’s nuclear group headquarters and previously served as plant manager of the company’s Limerick Generating Station, where he held a senior reactor operator license. Mr. Braun began his career at Limerick in 1982. Mr. Braun has a Bachelor of Mechanical Engineering degree from Villanova University and earned his Senior Reactor Operator (SRO) license while at Exelon. CHIEF NUCLEAR OFFICER PSEG NUCLEAR

Margaret M. Pego, SPHR SENIOR VICE PRESIDENT – HUMAN RESOURCES AND CHIEF HUMAN RESOURCES OFFICER PSEG SERVICES CORPORATION Margaret M. Pego was named senior vice president – human resources and chief human resources officer of PSEG Services Corporation in December 2006. Prior, she had been vice president – human resources. Ms. Pego joined PSEG in 1974, and has held a variety of management positions in the human resources department. Ms. Pego holds a Bachelor of Arts degree in business administration from William Paterson College, and a Master of Business Administration degree with a concentration in management and labor relations from Seton Hall University. In addition, she holds a certificate in EEO studies from Cornell University, and has completed the Human Resources Executive Program at the University of Michigan. She is also certified as a senior professional in human resources. Ms. Pego was named one of 2013’s HR Top 10 Breakaway Leaders by Evanta, a leading organization that fosters leadership development and collaborative exchange among North America’s top executives. Ms. Pego is active in several local and national organizations, including the EEI Chief HR Executive Advisory Committee; the American Gas Association HR Policy Committee; the Conference Board Advisory Council of HR Management – Council of HR Executives; and the Society for Human Resources Management. In addition, she is Chair of the Children’s Specialized Hospital Board, a member of the Children’s Specialized Hospital Foundation Board and RWJ Health Care Corporation Board. She is the former Chair of the Center for Energy Workforce Development (CEWD) Executive Council and is currently a board member. She is a former member of the Supreme Court of New Jersey Attorney Ethics Committee. Ms. Pego is a 2002 Leadership New Jersey fellow, 1997 TWIN Honoree, 2006 Executive Woman of New Jersey Honoree and 2008 NJ Best 50 Women in Business Honoree.

Items Excluded from Income from Continuing Operations/Net Income to Reconcile to Operating Earnings Please see Page 3 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income. (a)Includes the financial impact from positions with forward delivery months. A

Items Excluded from Net Income to Reconcile to Operating Earnings and Adjusted EBITDA Please see Slide 3 for an explanation of PSEG’s use of Operating Earnings and Adjusted EBITDA as non-GAAP financial measures and how they differ from Net Income. B PSEG Power Adjusted EBITDA Reconciliation Attachment 12 PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED Consolidated Operating Earnings Reconciliation Reconciling Items, net of tax Year-Ended December 31, 2015 2014 2013 Operating Earnings $1,476 $1,400 $1,309 Gain (Loss) on Nuclear Decommissioning Trust (NDT) Fund Related Activity (PSEG Power) 8 68 40 Gain (Loss) on Mark-to-Market (MTM)(a) (PSEG Power) 93 66 -74 Storm O&M, net of insurance recoveries (PSEG Power) 102 -16 -32 Net Income $1,679 $1,518 $1,243 Fully Diluted Average Shares Outstanding (in Millions) 508 508 508 Operating Earnings $2.9099999999999997 $2.7600000000000002 $2.58 Gain (Loss) on NDT Fund Related Activity (PSEG Power) 0.01 0.13 0.08 Gain (Loss) on MTM(a) (PSEG Power) 0.18 0.13 -0.14000000000000001 Storm O&M, net of insurance recoveries (PSEG Power) 0.2 -0.03 -7.0000000000000007E-2 Net Income $3.3 $2.99 $2.4500000000000002 (a) Includes the financial impact from positions with forward delivery months. PSEG Power Adjusted EBITDA Reconciliation Reconciling Items Year-Ended December 31, 2015 2014 ($ Millions, Unaudited) Adjusted EBITDA $1,563 $1,584.4691462383771 Fossil Major Maintenance, pre-tax -,128 -,144 Depreciation and Amortization, pre-tax (b) -,301 -,291 Interest Expense, pre-tax (b) -,120 -,120 Income Taxes (b) -,361 -,387.46914623837699 Operating Earnings $653 $642 Gain (Loss) on NDT Fund Related Activity, pre-tax 24 138 Gain (Loss) on MTM, pre-tax (a) 157 110.58072696534235 Storm O&M, net of insurance recoveries, pre-tax 172 -27.049873203719358 Income Taxes related to Operating Earnings reconciling items -,150 -,103.53085376162299 Net Income $856 $760 (a) Includes the financial impact from positions with forward delivery months. (b) Excludes amounts related to Operating Earnings reconciling items.